ASCEND MG Topline Results Conference Call August 25, 2020 Exhibit 99.2

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ASCEND MG topline results are extremely encouraging for patients suffering from Myasthenia Gravis Only subcutaneous injection anti-FcRn agent in clinical development for MG Safety and tolerability findings similar to prior IMVT-1401 studies Robust, dose-dependent, IgG reductions Statistically significant improvements in MG-ADL and MGC scales High rate of deep responders across MG scales

Myasthenia Gravis overview

- Rare autoimmune disorder affecting an estimated 66,000 people in the US[1]
- Characterized by weakness of voluntary muscles including ocular, facial, oropharyngeal, limb, and respiratory muscles[1]
- 15-20% of MG patients will experience at least one myasthenic crisis over their lifetimes, a potentially life-threatening acute complication[2]
- Disease caused by autoantibodies targeting the neuromuscular junction[1]
- ~93% of patients have an identified autoantibody[1]
  - Anti-acetylcholine receptor (AChR) antibodies (~85%)
  - Anti-muscle-specific tyrosine kinase (MuSK) antibodies (~8%)



Normal Neuromuscular Junction
Neuromuscular Junction in Myasthenia Gravis
Nerve
Muscle
Acetylcholine
Neuron
ACh Receptor
Receptors Blocked by Antibodies
Reduced Transmission
Normal Muscle Contraction
Impaired Muscle Contraction

IMMUNOVANT

1. Meriggioli M.N. and Sanders D.B. Muscle autoantibodies in myasthenia gravis: beyond diagnosis? Expert Review Clinical Immunology, 2012
2. Sudulagunta S.R., et al. Refractory myasthenia gravis – clinical profile, comorbidities and response to rituximab. German Medical Science, 2016

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ASCEND MG: Phase 2a study design


Screening
Treatment
Open label extension
Follow-up (No treatment)
Key Inclusion Criteria:
• MGFA Class II-IVa
• QMG score ≥ 12 at screening
• Anti-AChR antibody positive
Weekly dosing
IMVT-1401 680 mg N = 5
IMVT-1401 340 mg N = 5
Placebo N = 5
340 mg every other week
Up to 3 weeks
6 weeks
6 weeks
6 weeks

Primary Endpoints:

- Safety & tolerability
- Change from baseline levels of anti-AChR antibodies, total IgG, and IgG by subclass

Secondary Endpoints:

- IMVT-1401 pharmacokinetics
- Change from baseline in MGC, MG-ADL, QMG, quality of life measures

Exploratory Endpoints:

- Biomarkers (gene expression, serum pro-inflammatory markers, receptor occupancy)

IMMUNOVANT

Note: Initial target enrollment was 21 patients, however trial was unblinded after 15 patients had completed treatment phase.

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ASCEND MG: Patient baseline characteristics Note: SD = standard deviation Placebo (N=5) IMVT-1401 (N=10) Age, Mean + SD 39 + 17 64 + 20 Gender, % Male / % Female 20% / 80% 70% / 30% MGFA Disease Class at Screening, N (%) II III IVa 2 (40%) 3 (60%) 0 (0%) 3 (30%) 6 (60%) 1 (10%) Baseline QMG Score, Mean + SD 18.0 + 2.7 16.4 + 2.8 Baseline MG-ADL Score, Mean + SD 8.0 + 3.9 8.5 + 3.4 Baseline MGC Score, Mean + SD 17.2 + 6.1 17.3 + 4.6 Prior / Concomitant Treatments, N (%) Acetylcholinesterase inhibitors Corticosteroids Immunosuppressants 4 (80%) 4 (80%) 2 (40%) 8 (80%) 9 (90%) 5 (50%)

Safety and tolerability findings similar to prior Phase 1 and 2 data   Placebo (N=5) IMVT-1401 (N=10) TEAEs reported by > 2 participants (all arms) Injection site erythema Muscle spasms Injection site swelling Headache Dizziness 1 2 1 1 0 2 1 1 1 2 Severe (Grade 3+) TEAEs 0 0 TEAEs resulting in withdrawal 0 0 SAEs 0 0 ASCEND MG topline results Mean albumin reduction from baseline to Day 42 -4% -16% (340 mg) -26% (680 mg) Note: All albumin reductions were asymptomatic. TEAE: Treatment-emergent adverse event. SAE: Serious adverse event.

Robust, dose-dependent, IgG reductions Weekly dosing at 340 mg or 680 mg resulted in mean IgG reductions from baseline of 59% and 76%, respectively, at Day 42 ASCEND MG topline results Note: Red arrows indicate weekly doses of IMVT-1401 at 340 mg or 680 mg. Error bars represent standard deviation of the mean.

Statistically significant and clinically meaningful improvements in MG-ADL IMVT-1401 group represents pooled data from 10 patients receiving either 340 mg or 680 mg IMVT-1401 weekly. * Indicates ANCOVA p = 0.029. Error bars represent standard error of the mean. MG-ADL responders defined as patients showing > 2-point improvement. ASCEND MG topline results * MG-ADL Change From Baseline1 MG-ADL % Responders2, Day 42

Overview of clinical efficacy measures utilized as endpoints in ASCEND MG Myasthenia Gravis Activities of Daily Living (MG-ADL): Patient-reported questionnaire Comprised of 8 items reflecting ocular, bulbar, respiratory, and limb symptoms and their impact on function Validated FDA regulatory endpoint Quantitative Myasthenia Gravis (QMG): Physician assessment Comprised of 13 items reflecting ocular symptoms, facial/oropharyngeal symptoms, and nonfacial symptoms Lung function test challenging to administer during pandemic Myasthenia Gravis Composite (MGC): Combination patient and physician assessment 10 test items selected using the following criteria: Meaningful to both the physician and the patient Frequently abnormal in patients with active disease Responsive to clinical change Currently endorsed by the Myasthenia Gravis Foundation of America (MGFA) as the scale of choice for prospective studies in MG

Statistically significant and clinically meaningful improvements in MG scales Note: IMVT-1401 group represents pooled data from 10 patients receiving either 340 mg or 680 mg IMVT-1401 weekly. * Indicates ANCOVA p = 0.029. ** Indicates ANCOVA p = 0.006. ANCOVA for QMG p = 0.068 ASCEND MG topline results * ** p = 0.029 p = 0.006 p = 0.068

High rate of deep responders1 across MG scales MG-ADL and QMG deep responder threshold was > 6-point improvement from baseline, MGC threshold was > 10-point improvement from baseline. IMVT-1401 group represents pooled data from 10 patients receiving either 340 mg or 680 mg IMVT-1401 weekly. ASCEND MG topline results 0% 0% 0%

ASCEND MG topline results are extremely encouraging for patients suffering from Myasthenia Gravis Only subcutaneous anti-FcRn agent in clinical development for Myasthenia Gravis Positive clinical results after 6 weeks of treatment Observed to be safe and generally well-tolerated Subcutaneous injection No serious adverse events (SAEs) were reported No withdrawals due to adverse events (AEs) All reported AEs were mild or moderate 3.8-point mean improvement on MG-ADL (p = 0.029) 8.0-point mean improvement on MGC (p = 0.006) 40% deep responder rate on the MG-ADL* vs 0% for placebo 40% deep responder rate on the MGC** vs 0% for placebo MG-ADL: Myasthenia Gravis Activities of Daily Living; MGC: Myasthenia Gravis Composite *MG-ADL deep responders defined as patients showing a > 6-point improvement **MGC deep responders defined as patients showing a > 10-point improvement

IMVT-1401: A pipeline in a product Target Indication 2H20 1H21 2H21 Anticipated Milestones Myasthenia Gravis (MG) Phase 3 initiation expected in 1H21 Thyroid Eye Disease (TED) Phase 2b results expected in 1H21 Warm Autoimmune Hemolytic Anemia (WAIHA) Phase 2a Cohort 1 results expected in 1Q21 Indication #4 Three new indications expected to be announced over next 12 months Indication #5 Indication #6 MG Phase 3 ASCEND GO-2 ASCEND WAIHA Indication #4 Indication #5 Indication #6

Question and answer session